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                                                                      EXHIBIT 10

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 18, 2000 as to the American General Annuity Insurance Company and as to A.G. Separate Account A (formerly AGA Separate Account A) in Post-Effective Amendment No. 1 to the Registration Statement (Form N-4, Nos. 333-70801/811-8862) of the A.G. Separate Account A.


                                             /s/ ERNST & YOUNG LLP
                                             ERNST & YOUNG LLP



Houston, Texas
April 14, 2000